 Exhibit 99.2

Q4 2025 Earnings Supplemental December 31, 2025

About Chiron 3 Quarterly Highlights 4 Consolidated Balance Sheets 5 Consolidated Statements of Operations 6 Reconciliations of Non-GAAP Measures Funds From Operations, Core FFO, and Funds Available for Distribution 7 Net Operating Income, Cash Net Operating Income, and Adjusted EBITDAre 8 Capitalization Summary 9 Leverage Statistics and Selected Debt Covenant Performance 10 Portfolio Information Portfolio Overview 11 Same Property Performance and Reconciliations 12 Lease Expiration Schedule and Leasing Rollforward 13 Portfolio Concentrations 14 Investment Activity and Capital Expenditures 15 Components of Net Asset Value 16 Definitions 17-19 *All per share , per share and unit, and weighted average share and unit amounts have been adjusted to reflect the impact of the Reverse Stock Split. Table of Contents Fourth Quarter 2025 Supplemental Reporting 2 Certain statements contained herein may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and it is the Company’s intent that any such statements be protected by the safe harbor created thereby. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Except for historical information, the statements set forth herein including, but not limited to, any statements regarding our earnings, our liquidity, our tenants’ ability to pay rent to us, our ability to refinance our indebtedness, expected financial performance (including future cash flows associated with our joint venture, new tenants or the expansion of current properties), 2026 Core FFO guidance, future dividends, interest rates or other financial items; any other statements concerning our plans, strategies, objectives and expectations for future operations and future portfolio occupancy rates, our pipeline of acquisition opportunities and expected acquisition activity, including the timing and/or successful completion of any acquisitions and expected rent receipts on these properties, our expected disposition activity, including the timing and/or successful completion of any dispositions and the expected use of proceeds therefrom; and any statements regarding future economic conditions or performance are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and assumptions and are subject to certain risks and uncertainties. Although the Company believes that the expectations, estimates and assumptions reflected in its forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of the Company’s forward-looking statements. Additional information concerning us and our business, including additional factors that could materially and adversely affect our financial results, include, without limitation, the risks described under Part I, Item 1A - Risk Factors, in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and in our other filings with the SEC. You are cautioned not to place undue reliance on forward-looking statements. The Company does not intend, and undertakes no obligation, to update any forward-looking statement. FORWARD-LOOKING STATEMENTS

About Chiron

Chiron Real Estate (NYSE: XRN) is a real estate investment trust (REIT) focused on investing in the future of healthcare. At Chiron, we strive to **deliver value at the intersection of care, capital and real estate**.

$1.5bn	$119m	189	5.1m
Gross Assets	Cash NOI (Annualized)	Property Count	Square Feet

Executive Officers

Mark Decker, Jr.
Chief Executive Officer & President

Robert Kiernan
Chief Financial Officer & Treasurer

Alfonzo Leon
Chief Investment Officer

Danica Holley
Chief Operating Officer

Jamie Barber
General Counsel

Board of Directors

Jeffrey Busch
Chairman of the Board

Henry Cole
ESG Committee Chair

Paula Crowley
Compensation Committee Chair

Matthew Cypher, Ph.D.
Nominating & Corporate Governance Committee Chair

Mark Decker, Jr.
Chief Executive Officer & President

Ronald Marston
Director

Lori Wittman
Lead Independent Director, Audit Committee Chair

Zhang Huiqi
Director

Analyst Coverage

Guarav Mehta
Alliance Global Partners

John Massocca
B Riley

Wes Golladay
Baird

Juan Sanabria
BMO

Kai Klose
Berenberg

Aaron Hecht
Citizens

Barry Oxford
Colliers

Merrill Ross
Compass Point

Austin Wurschmidt
Keybanc

Contact

Investor Relations
Email: investors@chironre.com
Website: www.chironre.com
Phone: 202.524.6869

Transfer Agent
Equiniti Trust Company – 800.468.9716

Fourth Quarter 2025 Supplemental Reporting 3

Quarterly Highlights Fourth Quarter 2025 Supplemental Reporting 4 Company Announcements • The Company changed its name to Chiron Real Estate Inc. and adopt the new ticker symbol XRN effective February 23, 2026, rebranding with a refreshed mission and values: to deliver value at the intersection of care, capital and real estate. • Published an investor presentation outlining Chiron’s recent actions and 2026 Strategic Objectives. • Beginning with its next dividend, Chiron’s common dividend will be paid on a monthly cadence. The annualized dividend rate of $3.00 per share is unchanged. Operating Highlights • Reported quarterly net loss attributable to common stockholders of $7.4 million, or $0.55 per diluted share, as compared to net income of $1.4 million, or $0.10 per diluted share, in the comparable prior year period. • Reported quarterly funds from operations attributable to common stockholders and noncontrolling interest (“FFO”) of $0.97 per share and unit, as compared to $0.77 per share and unit in the comparable prior year period, representing a 26% year-over-year increase. • Reported core funds from operations attributable to common stockholders and noncontrolling interest (“Core FFO”) of $1.16 per share and unit, as compared to $1.09 per share and unit, in the comparable prior year period, representing a 6.4% year-over-year increase. • Fourth quarter same-property cash net operating income (“Same-Property Cash NOI”) growth was 5.4% on a year-over-year basis. • Year-end portfolio leased occupancy was 96.0%. Fourth Quarter Capital Markets and Debt Activity • Repurchased 175,634 common shares at an average price of $34.16 per share and an aggregate purchase price of $6.0 million. • Amended and restated its credit facility to, among other things, extend the maturities of its revolver and Term Loan A components. • Completed a public offering of 2,050,000 shares of its 8.00% Series B Cumulative Redeemable Preferred Stock (liquidation preference of $25 per share) (the “Series B Preferred Stock”) for gross proceeds of $51.3 million. Fourth Quarter Investment Highlights • During the fourth quarter, the Company completed the disposition of two facilities, receiving aggregate gross proceeds of $11.3 million, resulting in an aggregate loss of $0.4 million. Prior to completion of the sale of its facility in Melbourne, FL, the Company recognized an impairment charge of $6.7 million. *All per share , per share and unit, and weighted average share and unit amounts have been adjusted to reflect the impact of the Reverse Stock Split.

Consolidated Balance Sheets (Amounts in thousands)

Assets	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024
Land	$ 169,917	$ 171,349	$ 173,123	$ 173,293	$ 174,300
Building	1,072,124	1,087,622	1,095,324	1,064,782	1,044,019
Site Improvements	25,741	25,065	24,966	24,266	23,973
Tenant Improvements	80,397	79,979	80,019	75,023	69,679
Acquired Lease Intangible Assets	144,573	144,696	147,376	141,828	138,945
Gross Real Estate Assets	**$ 1,492,752**	**$ 1,508,711**	**$ 1,520,808**	**$ 1,479,192**	**$ 1,450,916**
Accumulated Depreciation and Amortization	(338,096)	(327,248)	(316,649)	(301,190)	(288,921)
Investment in Real Estate, net	**$ 1,154,656**	**$ 1,181,463**	**$ 1,204,159**	**$ 1,178,002**	**$ 1,161,995**
Cash and Cash Equivalents	9,084	7,123	6,580	5,412	6,815
Restricted Cash	2,805	2,717	2,646	2,176	2,127
Tenant Receivables, net	7,225	7,945	7,826	8,104	7,424
Deferred Assets	28,907	29,205	28,672	28,251	28,208
Derivative Assets	6,102	7,467	10,396	13,713	18,613
Investment in Unconsolidated Joint Venture	1,781	1,846	1,917	1,992	2,066
Other Assets	31,905	35,472	34,763	31,905	29,238
Total Assets	**$ 1,242,465**	**$ 1,273,238**	**$ 1,296,959**	**$ 1,269,555**	**$ 1,256,486**

Liabilities and Equity	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024
Credit Facility, net	$ 652,699	$ 708,482	$ 698,832	$ 662,782	$ 631,732
Notes Payable, net	1,153	1,153	14,153	14,248	14,399
Accounts Payable and Accrued Expenses	18,289	17,808	19,006	14,519	16,468
Dividends Payable	12,484	12,051	11,985	16,597	16,520
Acquired Lease Intangible Liabilities, net	4,944	5,516	6,117	3,902	3,936
Other Liabilities	22,831	22,400	21,845	19,404	17,515
Total Liabilities	**$ 712,400**	**$ 767,410**	**$ 771,938**	**$ 731,452**	**$ 700,570**
Preferred Stock	124,106	74,959	74,959	74,959	74,959
Common Stock	13	13	13	13	13
Additional Paid-in Capital	729,514	735,416	734,344	734,344	734,277
Accumulated Deficit	(349,965)	(332,566)	(316,510)	(305,677)	(293,736)
Accumulated Other Comprehensive Income	6,102	7,467	10,396	13,713	18,613
Total Chiron Stockholders' Equity	**$ 509,770**	**$ 485,289**	**$ 503,202**	**$ 517,352**	**$ 534,126**
Noncontrolling Interest	20,295	20,539	21,819	20,751	21,790
Total Equity	**$ 530,065**	**$ 505,828**	**$ 525,021**	**$ 538,103**	**$ 555,916**
Total Liabilities and Equity	**$ 1,242,465**	**$ 1,273,238**	**$ 1,296,959**	**$ 1,269,555**	**$ 1,256,486**

Fourth Quarter 2025 Supplemental Reporting 5

Consolidated Statements of Operations (Amounts in thousands, except per-share data)

	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024
Revenues					
Rental Revenue	$ 38,171	$ 37,036	$ 37,880	$ 34,595	$ 34,953
Other Income	221	193	89	23	204
Total Revenues	**$ 38,392**	**$ 37,229**	**$ 37,969**	**$ 34,618**	**$ 35,157**
Expenses					
General and Administrative	5,493	4,860	6,025	3,620	7,707
Operating Expenses	8,595	8,224	8,216	7,585	7,196
Depreciation and Amortization Expense	14,916	15,008	15,291	13,827	13,638
Interest Expense	8,403	8,175	8,009	7,167	7,571
Transaction Expense	--	--	--	--	155
Total Expenses	**$ 37,407**	**$ 36,267**	**$ 37,541**	**$ 32,199**	**$ 36,267**
Other Income (Expense)					
Gain (Loss) on Sale of Investment Properties	(372)	294	207	1,358	5,765
Impairment of Investment Properties	(6,733)	(6,281)	--	--	(1,696)
Equity Loss from Unconsolidated Joint Venture	(27)	(33)	(50)	(40)	(20)
Total Other Income (Expense)	**$ (7,132)**	**$ (6,020)**	**$ 157**	**$ 1,318**	**$ 4,049**
Net (Loss) Income	**$ (6,147)**	**$ (5,058)**	**$ 585**	**$ 3,737**	**$ 2,939**
Preferred Stock Dividends	(1,915)	(1,455)	(1,455)	(1,455)	(1,455)
Net Loss (Income) Attributable to Noncontrolling Interest	643	512	70	(178)	(110)
Net (Loss) Income Attributable to Common Stockholders	**$ (7,419)**	**$ (6,001)**	**$ (800)**	**$ 2,104**	**$ 1,374**
Net (Loss) Income Attributable to Common Stockholders per Share – Basic and Diluted	$ (0.55)	$ (0.45)	$ (0.06)	$ 0.16	$ 0.10
Weighted Average Common Shares Outstanding – Basic and Diluted	13,371	13,393	13,376	13,375	13,367

Fourth Quarter 2025 Supplemental Reporting 6

Reconciliation of Non-GAAP Measures (Amounts in thousands, except per-share data)

FFO, Core FFO, FAD	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024
Net (Loss) Income	$ (6,147)	$ (5,058)	$ 585	$ 3,737	$ 2,939
Preferred Stock Dividends	(1,915)	(1,455)	(1,455)	(1,455)	(1,455)
Depreciation and Amortization Expense	14,892	14,983	15,266	13,806	13,616
(Gain) Loss on Sale of Investment Properties	372	(294)	(207)	(1,358)	(5,765)
Impairment of Investment Properties	6,733	6,281	--	--	1,696
Depreciation and Amortization Expense from Unconsolidated Joint Venture	73	73	73	49	20
FFO Attributable to Common Shares & NCI	**$ 14,008**	**$ 14,530**	**$ 14,262**	**$ 14,779**	**$ 11,051**
Amortization of Above (Below) Market Leases	143	113	(60)	452	389
Straight Line Deferred Rental Revenue	(252)	(332)	(479)	(57)	(827)
Stock-Based Compensation Expense	1,410	1,207	1,728	151	1,276
Amortization of Debt Issuance Costs and Other	1,322	554	559	559	559
Severance and Transition Related Expense	273	--	567	104	3,176
Reverse Stock Split Expense	--	170	--	--	--
Transaction Expense	--	--	--	--	155
Other Adjustments from Unconsolidated Joint Venture	(6)	--	20	31	--
Core FFO Attributable to Common Shares & NCI	**$ 16,898**	**$ 16,242**	**$ 16,597**	**$ 16,019**	**$ 15,779**
Total Capital Expenditures:					
Tenant Improvements	(1,066)	(1,601)	(878)	(704)	(1,650)
Leasing Commissions	(394)	(1,136)	(558)	(115)	(2,803)
Building Capital	(2,247)	(1,683)	(1,087)	(1,907)	(1,823)
FAD Attributable to Common Shares & NCI	**$ 13,191**	**$ 11,822**	**$ 14,074**	**$ 13,293**	**$ 9,503**
Weighted Average Shares and Units Outstanding:					
Weighted Average Common Shares	13,371	13,393	13,376	13,375	13,367
Weighted Average OP Units	444	447	449	449	449
Weighted Average LTIP Units	701	714	705	651	626
Weighted Average Shares & Units Outstanding - Basic and Diluted	**14,516**	**14,554**	**14,530**	**14,475**	**14,442**
Per Share Amounts (Basic and Diluted):					
Net (Loss) Income Per Share	$ (0.55)	$ (0.45)	$ (0.06)	$ 0.16	$ 0.10
FFO Per Share and Unit	$ 0.97	$ 1.00	$ 0.98	$ 1.02	$ 0.77
Core FFO Per Share and Unit	$ 1.16	$ 1.12	$ 1.14	$ 1.11	$ 1.09

Fourth Quarter 2025 Supplemental Reporting 7

Reconciliation of Non-GAAP Measures (continued) (Amounts in thousands)

NOI and Cash NOI	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024
Net (Loss) Income	$ (6,147)	$ (5,058)	$ 585	$ 3,737	$ 2,939
General and Administrative Expense	5,493	4,860	6,025	3,620	7,707
Depreciation and Amortization Expense	14,916	15,008	15,291	13,827	13,638
Interest Expense	8,403	8,175	8,009	7,167	7,571
Transaction Expense	--	--	--	--	155
Loss (Gain) on Sale of Investment Properties	372	(294)	(207)	(1,358)	(5,765)
Impairment of Investment Properties	6,733	6,281	--	--	1,696
Proportionate Share of Unconsol. JV Adj.	106	113	133	120	30
NOI	**$ 29,876**	**$ 29,085**	**$ 29,836**	**$ 27,113**	**$ 27,971**
Amort. of Above (Below) Market Leases	143	113	(60)	452	389
Straight Line Deferred Rental Revenue	(252)	(332)	(479)	(57)	(827)
Proportionate Share of Unconsol. JV Adj.	(2)	(2)	(3)	(5)	--
Cash NOI	**$ 29,765**	**$ 28,864**	**$ 29,294**	**$ 27,503**	**$ 27,533**

EBITDA*re* and Adj. EBITDA*re*	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024
Net (loss) Income	$ (6,147)	$ (5,058)	$ 585	$ 3,737	$ 2,939
Interest Expense	8,403	8,175	8,009	7,167	7,571
Depreciation and Amortization	14,916	15,008	15,291	13,827	13,638
Unconsolidated Joint Venture EBITDA Adjustments	113	112	114	85	20
(Gain) Loss on Sale of Investment Properties	372	(294)	(207)	(1,358)	(5,765)
Impairment of Investment Properties	6,733	6,281	--	--	1,696
EBITDA*re*	**$ 24,390**	**$ 24,224**	**$ 23,792**	**$ 23,458**	**$ 20,099**
Amortization of Above (Below) Market Leases	143	113	(60)	452	389
Stock-Based Compensation Expense	1,410	1,207	1,728	151	1,276
Severance and Transition Related Expense	273	--	567	104	3,176
Reverse Stock Split Expense	--	170	--	--	--
Transaction Expense	--	--	--	--	155
Interest Rate Swap Mark-to-Market at Unconsolidated Joint Venture	(5)	--	19	35	--
Adjusted EBITDA*re*	**$ 26,211**	**$ 25,714**	**$ 26,046**	**$ 24,200**	**$ 25,095**
Adjusted EBITDAre, Annualized	*$ 104,844*	*$ 102,856*	*$ 104,184*	*$ 96,800*	*$ 100,380*

Fourth Quarter 2025 Supplemental Reporting 8

Capitalization Summary (Amounts in thousands)

Total Capitalization	Shares	Price[(1)]	Value
Common Stock (NYSE: XRN)	13,235	$ 33.74	$ 446,549
OP Units	444	$ 33.74	14,981
Vested LTIP Units	540	--	--
Total Equity Capitalization	**14,219**		**$ 461,530**
Consolidated Debt (Gross)	--	--	664,328
Preferred Stock			
Series A (7.50%)	3,105	$ 25.00	77,625
Series B (8.00%)	2,050	$ 25.00	51,250
Total Capitalization			**$ 1,254,733**

(1) Equity Capitalization Price based on the closing share price of the Company's common stock on December 31, 2025 of $33.74 per share. LTIP units are issued as equity compensation to employees and directors of the Company, and as such, have no capital value associated to them. Preferred Stock price reflects liquidation preference.

Debt Summary	Balance	Rate[(1)(2)]	Type[(3)]	Maturity
Unsecured Credit Facility:				
Revolving Credit Facility	$ 163,175	5.35%	Floating	10/2030
Term Loan A-1	100,000	2.85%	Fixed	10/2029
Term Loan A-2	100,000	2.85%	Fixed	10/2030
Term Loan A-3	150,000	2.85%	Fixed	04/2031
Term Loan B	150,000	4.05%	Fixed	02/2028
Other Debt	1,153	5.07%	Fixed	07/2033
Total Consolidated Debt	**$ 664,328**	**3.74%**	**75% Fixed**	**4.1 Years**
Cash and Cash Equivalents	(9,084)			
Net Consolidated Debt	**$ 655,244**			

(1) Unsecured Credit Facility Rates reflect the effects of interest rate swap agreements and a borrowing spread based on the Company's current overall leverage ratio as defined in the Credit Facility Agreement.
(2) Rates for Term Loan A-1, A-2 and A-3 give effect to the Legacy Term Loan A hedges maturing April 2026.
(3) Includes the effects of interest rate swap agreements.

Hedging Summary	Notional	Pay Fixed	Receive	Applicable Term
Legacy Term Loan A	$ 350,000	1.36%	SOFR	Current – 04/2026
Term Loan A-1	100,000	3.24%	SOFR	05/2026 – 10/2029
Term Loan A-2	100,000	3.28%	SOFR	05/2026 – 10/2030
Term Loan A-3	150,000	3.32%	SOFR	05/2026 – 04/2031
Term Loan B	150,000	2.54%	SOFR	Current – 02/2028

Fourth Quarter 2025 Supplemental Reporting 9

Leverage Statistics (Amounts in thousands)

	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024
Consolidated Debt	$ 664,328	$ 712,853	$ 716,757	$ 681,361	$ 651,021
Cash and Cash Equivalents	(9,084)	(7,123)	(6,580)	(5,412)	(6,815)
Net Consolidated Debt	**$ 655,244**	**$ 705,730**	**$ 710,177**	**$ 675,949**	**$ 644,206**
Preferred Stock	128,875	77,625	77,625	77,625	77,625
Net Consolidated Debt + Preferred Stock	**$ 784,119**	**$ 783,355**	**$ 787,802**	**$ 753,574**	**$ 721,831**
Adjusted EBITDA*re* – *Annualized*	$ 104,844	$ 102,856	$ 104,184	$ 96,800	$ 100,380
Net Consolidated Debt / Ann. Adj. EBITDA*re*	**6.2x**	**6.9x**	**6.8x**	**7.0x**	**6.4x**
Net Debt + Preferred / Ann. Adj. EBITDA*re*	**7.5x**	**7.6x**	**7.6x**	**7.8x**	**7.2x**
Adjusted EBITDA*re*	$ 26,211	$ 25,714	$ 26,046	$ 24,200	$ 25,095
Interest Expense	8,403	8,175	8,009	7,167	7,571
Interest Coverage Ratio	**3.1x**	**3.1x**	**3.3x**	**3.4x**	**3.3x**
Cash Interest Expense	$ 7,014	$ 7,556	$ 7,380	$ 6,608	$ 7,012
Secured Debt Principal Amortization	--	92	104	160	104
Preferred Stock Dividends	1,915	1,455	1,455	1,455	1,455
Total Fixed Charges	**$ 8,929**	**$ 9,103**	**$ 8,939**	**$ 8,223**	**$ 8,571**
Adjusted EBITDA*re*	26,211	25,714	26,046	24,200	25,095
Fixed Charge Coverage Ratio	**2.9x**	**2.8x**	**2.9x**	**2.9x**	**2.9x**
Cash and Cash Equivalents	$ 9,084	$ 7,123	$ 6,580	$ 5,412	$ 6,815
Availability Under Credit Facility	400,000	400,000	400,000	400,000	400,000
Outstanding Credit Facility Borrowings	(163,175)	(211,700)	(202,600)	(167,100)	(136,600)
Total Liquidity	**$ 245,909**	**$ 195,423**	**$ 203,980**	**$ 238,312**	**$ 270,215**

Selected Debt Covenant Performance

Metric	Calculation	Required	4Q 2025
Total Leverage Ratio	Total Debt / Total Assets	≤ 60%	44.4%
Secured Leverage Ratio	Secured Debt / Total Assets	≤ 30%	0.1%
Unsecured Leverage Ratio	Unsecured Debt / Unencumbered Assets	≤ 60%	45.1%
Fixed Charge Coverage Ratio	Total EBITDA / Fixed Charges	≥ 1.50x	2.7x
Unsecured Interest Coverage Ratio	Unencumbered NOI / Unsecured Interest	≥ 1.50x	2.2x

Fourth Quarter 2025 Supplemental Reporting 10

Portfolio Overview (Consolidated Portfolio, dollars in thousands)

Asset Type	Property Count	GLA	Leased Rate	Term[1]	4Q25 Cash NOI[2]
Single-Tenant Outpatient	149	3,007,905	97.2%	4.3	$ 17,767
Multi-Tenant Outpatient	19	1,027,758	88.6%	3.7	3,425
Inpatient Rehab Facilities	8	515,119	100.0%	7.4	4,797
Other[3]	13	548,370	100.0%	8.6	3,463
Consolidated Portfolio	**189**	**5,099,152**	**96.0%**	**5.2**	**$ 29,452**

(1) Years of lease term remaining weighted by Annualized Base Rent.
(2) Excludes Cash NOI attributable to assets not owned as of quarter end.
(3) Inclusive of Acute/Surgical Hospitals, LTACH, Behavioral Health and other assets.

Campus Proximity	GLA	% Ground Lease
On Campus / Adjacent MOB	1,192,628	38.7%
Affiliated MOB[1]	1,521,529	11.1%
Unaffiliated MOB	1,321,506	0.0%
Total Outpatient	**4,035,663**	**15.6%**
Other	1,063,489	5.0%
Consolidated Portfolio	**5,099,152**	**13.4%**

(1) Represents off campus assets anchored by a health system.

Lease Escalators	Avg. Escalator[1]
Single-Tenant Outpatient	2.1%
Multi-Tenant Outpatient	1.5%
Inpatient Rehab Facilities	2.4%
Other	2.5%
Consolidated Portfolio	**2.1%**

(1) Weighted by Annualized Base Rent. Includes 9.8% of portfolio leases subject to a CPI based escalator. Such leases assume a CPI growth rate of +2.7%.

Lease Type	% of ABR
Absolute / Triple Net	92.0%
Modified Gross	5.0%
Gross	3.0%

Fourth Quarter 2025 Supplemental Reporting 11

Same Property Performance (Amounts in thousands)

	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024
Rental and Related Revenues[1]	$ 33,348	$ 32,129	$ 32,571	$ 32,374	$ 31,727
Operating Expenses	(6,764)	(6,291)	(6,456)	(6,831)	(6,505)
Same-Property Cash NOI	**$ 26,584**	**$ 25,838**	**$ 26,115**	**$ 25,543**	**$ 25,222**
NOI Margin	80%	80%	80%	79%	79%
Leased Rate	96.0%	95.2%	94.5%	95.6%	96.4%

(1) Rental and Related Revenues includes base rent and operating expense recoveries.

	Year-Over-Year Comparison			**Sequential Comparison**		
	4Q 2025	4Q 2024	Change	4Q 2025	3Q 2025	Change
Total Rental Revenue	$ 33,348	$ 31,727	+ 5.1%	$ 33,348	$ 32,129	+ 3.8%
Operating Expenses	(6,764)	(6,505)	+ 4.0%	(6,764)	(6,291)	+ 7.5%
Same-Property Cash NOI	**$ 26,584**	**$ 25,222**	**+ 5.4%**	**$ 26,584**	**$ 25,838**	**+ 2.9%**

Same Property Reconciliations (Dollars in thousands)

Same Property Portfolio	Count	GLA	% GLA
Consolidated Portfolio	189	5,099,152	100.0%
Excluded Assets			
Assets Not Held for All Periods	(16)	(646,040)	(12.7%)
Same Property Portfolio	**173**	**4,453,112**	**87.3%**

Reconciliation from Cash NOI	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024
Cash NOI	**$ 29,765**	**$ 28,864**	**$ 29,294**	**$ 27,503**	**$ 27,533**
Assets Not Held for All Periods	(2,883)	(2,755)	(3,010)	(1,862)	(2,097)
Lease Termination Fees	(125)	(117)	(12)	--	--
Joint Venture and Other Cash NOI	(173)	(154)	(157)	(98)	(214)
Same-Property Cash NOI	**$ 26,584**	**$ 25,838**	**$ 26,115**	**$ 25,543**	**$ 25,222**

Fourth Quarter 2025 Supplemental Reporting 12

Lease Expiration Schedule (Consolidated Portfolio, dollars in thousands)

Year	# Leases	GLA	% GLA	ABR	% ABR	Rate[1]
2026	79	402,895	7.9%	$ 8,854	7.4%	$ 21.98
2027	60	707,226	13.9%	16,293	13.7%	23.04
2028	52	286,240	5.6%	7,527	6.3%	26.29
2029	61	749,883	14.7%	18,758	15.8%	25.01
2030	68	720,447	14.1%	15,551	13.1%	21.59
2031	45	647,675	12.7%	14,827	12.5%	22.89
2032	11	87,981	1.7%	2,165	1.8%	24.60
2033	19	184,415	3.6%	5,408	4.6%	29.32
2034	14	266,633	5.3%	8,114	6.8%	30.43
2035	12	245,711	4.8%	7,476	6.3%	30.43
Thereafter	23	597,048	11.7%	13,866	11.7%	23.22
Total Leased	**444**	**4,896,154**	**96.0%**	**$118,839**	**100.0%**	**$ 24.27**
Vacant		202,998				
Total		**5,099,152**				
Leased Rate[2]		96.0%				
Remaining Term		5.2 Years				

(1) Reflects Annual Base Rent as of quarter end divided by expiring area.
(2) Includes 46,124 of SF that is leased but not yet occupied.

Leasing Rollforward (Consolidated Portfolio)

Total GLA	4Q 2025
Beginning of Quarter	5,178,421
Acquired Area	--
Sold Area[1]	(79,269)
End of Quarter	**5,099,152**

Leased GLA	4Q 2025
Beginning of Quarter	4,928,071
Net Absorption	25,862
Net Leased Area Acquired (Sold)	(57,779)
End of Quarter	**4,896,154**

(1) Includes remeasured space totaling 35 square feet.

Leasing Volume	4Q 2025
Lease Expirations	(33,913)
Renewals and Extensions	23,086
Tenant Retention	***68%***
New Leases	36,689
Net Absorption	***25,862***

Fourth Quarter 2025 Supplemental Reporting 13

Tenant Concentrations (Consolidated Portfolio, dollars in thousands)

Tenant / Parent	Tenant Type	Leased GLA	%	ABR	% ABR	Term[1]
Lifepoint Health	IRF	157,151	3.2%	$ 8,113	6.8%	4.9
Encompass Health	IRF	268,038	5.5%	7,462	6.3%	7.2
Memorial Health	MOB	155,600	3.2%	5,938	5.0%	5.2
Trinity Health	MOB	395,844	8.1%	5,433	4.6%	3.2
Tenet Healthcare	MOB	129,698	2.6%	3,598	3.0%	4.4
TeamHealth	MOB	173,371	3.5%	3,431	2.9%	1.0[2]
Carrus Hospital	IRF	69,352	1.5%	3,114	2.6%	11.5
Christus Health	Surgical Hosp.	84,674	1.7%	2,879	2.4%	14.2
White Rock	Acute Hosp.	236,314	4.8%	2,678	2.3%	12.2
PAM Health	IRF	54,575	1.1%	2,306	1.9%	9.0
Top 10 Tenants		**1,724,617**	**35.2%**	**$ 44,952**	**37.8%**	**6.5**
All Other		3,171,537	64.8%	73,887	62.2%	4.6
Consolidated Portfolio		**4,896,154**	**100.0%**	**$ 118,839**	**100.0%**	**5.2**

(1) Years of lease term remaining weighted by Annualized Base Rent.
(2) Tenant is a government contractor with a rolling one-year termination right.

Geographic Concentrations (Consolidated Portfolio, dollars in thousands)

States	# Properties	GLA	% Total	ABR	% ABR
Texas	17	709,092	13.9%	$ 20,147	17.0%
Florida	34	513,029	10.1%	12,991	10.9%
Ohio	18	422,768	8.3%	9,475	8.0%
Arizona	10	359,771	7.1%	8,785	7.4%
Pennsylvania	11	313,065	6.1%	7,668	6.5%
Illinois	14	258,789	5.1%	6,022	5.1%
Michigan	13	307,031	6.0%	5,839	4.9%
Iowa	5	428,614	8.4%	5,733	4.8%
Virginia	3	269,441	5.3%	5,543	4.7%
California	5	92,282	1.8%	3,284	2.8%
Top 10 Markets	**130**	**3,673,882**	**72.1%**	**$ 85,487**	**72.1%**
All Other	59	1,425,270	27.9%	33,352	27.9%
Consolidated Portfolio	**189**	**5,099,152**	**100.0%**	**$ 118,839**	**100.0%**

Fourth Quarter 2025 Supplemental Reporting 14

Investment Activity (Dollars in thousands)

Dispositions	Date	Asset Type	GLA	Sale Price	Yield
Germantown, TN	11/2025	Office	8,015	$ 1,450	10.9%
Melbourne, FL	12/2025	MOB	71,219	9,825	1.2%
Quarterly Total			**79,234**	**$ 11,275**	**2.4%**

Capital Expenditures (Consolidated Portfolio, dollars in thousands)

	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024
Tenant Improvements	$ 1,066	$ 1,601	$ 878	$ 704	$ 1,650
Leasing Commissions	394	1,136	558	115	2,802
Building Capital	2,248	1,682	1,087	1,907	1,823
Total Capital Expenditures	**$ 3,708**	**$ 4,419**	**$ 2,523**	**$ 2,726**	**$ 6,275**
Cash NOI	*$ 29,765*	*$ 28,864*	*$ 29,294*	*$ 27,503*	*$ 27,533*
Capital Expenditures / Cash NOI	**12.5%**	**15.3%**	**8.6%**	**9.9%**	**22.8%**

Fourth Quarter 2025 Supplemental Reporting 15

Components of Net Asset Value (Amounts in thousands)

Cash NOI by Asset Type	4Q 2025 Cash NOI	Timing Adjustments[1]	Annualized
Single-Tenant Outpatient	$ 17,777	$(10)	$71,068
Multi-Tenant Outpatient	3,472	(47)	13,700
Inpatient Rehab Facilities	4,797	--	19,188
Other[2]	3,641	(147)	13,976
Consolidated Portfolio	**$ 29,687**	**$ (204)**	**$ 117,932**
Proportionate Share of JV Cash NOI	78	--	312
Total	**$ 29,765**	**$ (204)**	**$ 118,244**

(1) Reflects mid-quarter adjustments for Acquisitions and Dispositions.
(2) Inclusive of Acute/Surgical Hospitals, LTACH, Behavioral Health and other assets.

Other Information

Cash and Cash Equivalents	$ 9,084
Other Assets[1]	7,952
Total	**$ 17,036**
Revolving Credit Facility[2]	$ (163,175)
Unsecured Term Loans[2]	(500,000)
Preferred Stock Liquidation Value	(128,875)
Dividends Payable	(12,484)
Other Notes Payable[2]	(1,153)
Other Liabilities[3]	(18,289)
Proportionate Share of JV Debt	(2,200)
Total	**$ (826,176)**
Outstanding Shares at Quarter End[4]	14,380

(1) Includes prepaid assets and tenant receivables.
(2) Represents principal amount outstanding, excluding the effect of unamortized premiums, discounts, or deferred financing costs.
(3) Includes accounts payable and accrued liabilities.
(4) Includes outstanding OP Units and LTIP Units.

Fourth Quarter 2025 Supplemental Reporting 16

Reporting Definitions and Other Disclosures Fourth Quarter 2025 Supplemental Reporting 17 Annualized Base Rent: Annualized base rent represents monthly base rent for December 2025 (or, for recent acquisitions, monthly base rent for the month of acquisition), multiplied by 12 (or base rent net of annualized expenses for properties with gross leases). Accordingly, this methodology produces an annualized amount as of a point in time but does not take into account future (i) contractual rental rate increases, (ii) leasing activity or (iii) lease expirations. Additionally, leases that are accounted for on a cash-collected basis, or that are in a free rent period, are not included in annualized base rent. Capitalization Rate: The capitalization rate (“Cap Rate”) for an acquisition is calculated by dividing current Annualized Base Rent by contractual purchase price. For the portfolio cap rate, certain adjustments, including for subsequent capital invested, are made to the contractual purchase price. Funds from Operations Attributable to Common Stockholders and Noncontrolling Interest and Core Funds from Operations Attributable to Common Stockholders and Noncontrolling Interest: Funds from operations attributable to common stockholders and noncontrolling interest (“FFO”) and core funds from operations attributable to common stockholders and noncontrolling interest (“Core FFO”), formerly referred to as “Adjusted funds from operations attributable to common stockholders and noncontrolling interest, or (AFFO)” are non-GAAP financial measures within the meaning of the rules of the SEC. The Company considers FFO and Core FFO to be important supplemental measures of its operating performance and believes FFO is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. In accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, FFO means net income or loss computed in accordance with GAAP before noncontrolling interests of holders of OP units and LTIP units, excluding gains (or losses) from sales of property and extraordinary items, property impairment losses, less preferred stock dividends, plus real estate-related depreciation and amortization (excluding amortization of debt issuance costs and the amortization of above and below market leases), and after adjustments for unconsolidated partnerships and joint ventures calculated to reflect FFO on the same basis. Because FFO excludes real estate-related depreciation and amortization (other than amortization of debt issuance costs and above and below market lease amortization expense), the Company believes FFO provides a complete picture of its performance that is more informative than GAAP net income or loss. FFO provides perspective on trends in occupancy rates, rental rates, operating costs, development activities and interest costs, and helps the Company more immediately compare the most recent GAAP measurement, net income or loss. Core FFO, formerly referred to as “Adjusted funds from operations attributable to common stockholders and noncontrolling interest, or (AFFO)”, is a non-GAAP measure used by many investors and analysts to measure a real estate company’s operating performance by removing nonrecurring and non-cash items that do not reflect ongoing operations. Management calculates Core FFO by modifying the NAREIT definition of FFO by (i) removing certain non-recurring expenses, as well as other certain non-cash and non-recurring IT costs, (ii) removing amortization related to capitalized leasing and acquisition costs, (iii) removing amortization of above and below market leases and amounts associated with the write-off of above and below market leases for certain early lease terminations (iv) adding back straight-line rent adjustments, (v) recurring amortization of debt issuance costs, (vi) severance and executive transition costs, (vii) share-based compensation expense and (viii) other items related to unconsolidated partnerships and joint ventures. Management believes that reporting Core FFO in addition to FFO is a useful supplemental measure for the investment community when evaluating the operating performance of the Company on a comparative basis. Funds Available for Distribution Attributable to Common Stockholders and Noncontrolling Interest: We calculate funds available for distribution attributable to common stockholders and noncontrolling interest (“FAD”) by deducting capital expenditures for property improvements made to maintain the condition of properties from Core FFO. The Company believes FAD is useful in analyzing the amount of cash available for distribution to stockholders and unitholders. Investors, analysts and the Company utilize FAD as an indicator of common dividend sustainability.

Reporting Definitions and Other Disclosures (continued) Fourth Quarter 2025 Supplemental Reporting 18 Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre” and “Adjusted EBITDAre”): We calculate EBITDAre in accordance with standards established by NAREIT and define EBITDAre as net income or loss computed in accordance with GAAP plus depreciation and amortization, interest expense, gain or loss on the sale of investment properties, property impairment losses, and adjustments for unconsolidated partnerships and joint ventures, to reflect EBITDAre on the same basis, as applicable. We define Adjusted EBITDAre as EBITDAre plus loss on extinguishment of debt, non-cash stock compensation expense, non-cash intangible amortization related to above and below market leases, severance and transition related expense, reverse stock split expense, transaction expense, adjustments related to our investment in unconsolidated joint ventures, and other normalizing items. Management considers EBITDAre and Adjusted EBITDAre important measures because they provide additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt. NOI, Cash NOI and Same-Property Cash NOI: We consider net operating income, or NOI, to be an appropriate supplemental measure to net income because it helps both investors and management understand the core operations of our properties. We define NOI as total net (loss) income, plus depreciation and amortization expense, general and administrative expense, transaction expense, impairments, gain or loss on sale of investment properties, interest expense, and other non-operating items. Cash NOI and Same-Property Cash NOI are key performance indicators. Management considers these to be supplemental measures that allow investors, analysts and Company management to measure improved property-level cash operating results. The Company defines Cash NOI as NOI excluding non-cash items such as above and below market lease intangibles and straight-line rent. Cash NOI is historical and not necessarily indicative of future results. Same-Property Cash NOI compares Cash NOI for stabilized properties. Stabilized properties are properties that have been included in operations for the duration of the year-over-year comparison period presented. Accordingly, stabilized properties exclude properties that were recently acquired or disposed of, properties classified as held for sale, properties undergoing redevelopment, and newly redeveloped or developed properties. Same-Property Cash NOI also excludes lease terminations fees and joint venture and other income in order to remove non-recurring items and joint venture-related income from our NOI. Other Disclosures Non-GAAP Financial Measures: Management considers certain non-GAAP financial measures to be useful supplemental measures of the Company’s operating performance. For the Company, non-GAAP measures consist of FFO attributable to common stockholders and noncontrolling interest, AFFO attributable to common stockholders and noncontrolling interest, FAD attributable to common stockholders and noncontrolling interest, EBITDAre and Adjusted EBITDAre, Net Operating Income (“NOI”), cash NOI and same-property cash NOI. A non-GAAP measure is generally defined as one that departs from traditional GAAP financial performance, financial position or cash flows, but excludes or includes amounts that would not be so adjusted in the most comparable measure determined in accordance with GAAP. The Company reports non-GAAP financial measures because these measures are observed by management and they also may be used by the predominant REIT research analysts, as well as by industry analysts to evaluate REITs. For these reasons, management deems it appropriate to disclose and discuss these non-GAAP financial measures. The non-GAAP financial measures presented herein are not necessarily identical to those presented by other real estate companies due to the fact that not all real estate companies use the same definitions. These measures should not be considered alternatives to net income as measures of the Company’s operating performance, or as alternatives to cash flow as measures of the Company’s liquidity. Moreover, these non-GAAP measures necessarily indicate why the Company utilizes these measures, they should be considered supplemental in nature and not superior to comparable GAAP measures. To facilitate a clear understanding of these non-GAAP financial measures, quantitative reconciliations of these non-GAAP measures to the most directly comparable GAAP measures of net income and cash flows from operations as presented elsewhere herein.

Reporting Definitions and Other Disclosures (continued) Fourth Quarter 2025 Supplemental Reporting 19 Additional Information: The information in this document should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other information filed with, or furnished to, the SEC. You can access the Company’s reports and amendments to those reports filed or furnished to the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act in the “Investor Relations” section on the Company’s website (www.chironre.com) under “SEC Filings” as soon as reasonably practicable after they are filed with, or furnished to, the SEC. The information on or connected to the Company’s website is not, and shall not be deemed to be, a part of, or incorporated into, this Earnings Supplemental. You also can review these SEC filings and other information by accessing the SEC’s website at http://www.sec.gov. Certain information contained in this package, including, but not limited to, information contained in our key tenants profiles is derived from publicly-available third-party sources. The Company has not independently verified this information and there can be no assurance that such information is accurate or complete.